UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2018

Central Index Key Number of the issuing entity: 0001742383

Morgan Stanley Capital I Trust 2018-H3

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-15	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 12, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the Morgan Stanley Capital I Trust 2018-H3, Commercial Mortgage Pass-Through Certificates, Series 2018-H3 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Westbrook Corporate Center” on Exhibit B to the Pooling and Servicing Agreement (the “Westbrook Corporate Center Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Westbrook Corporate Center Whole Loan”) that includes the Westbrook Corporate Center Mortgage Loan and two pari passu promissory notes (the “Westbrook Corporate Center Pari Passu Companion Loans”) that are not assets of the Issuing Entity. One mortgage loan, secured by the mortgaged property identified as “636 11th Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “636 11th Avenue Mortgage Loan” and, together with the Westbrook Corporate Center Mortgage Loan, the “Servicing Shift Mortgage Loans”), is an asset of the Issuing Entity and part of a whole loan (the “636 11th Avenue Whole Loan” and, together with the Westbrook Corporate Center Whole Loan, the “Servicing Shift Whole Loans”) that includes the 636 11th Avenue Mortgage Loan and four pari passu promissory notes (the “636 11th Avenue Pari Passu Companion Loans” and, together with the Westbrook Corporate Center Pari Passu Companion Loans, the “Pari Passu Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that (A) the Westbrook Corporate Center Whole Loan will be serviced and administered (i) prior to the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization and (B) the 636 11th Avenue Whole Loan will be serviced (i) prior to the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement governing the CGCMT 2018-C5 securitization and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to each Servicing Shift Whole Loan was securitized on July 13, 2018 in connection with the issuance of a series of mortgage pass-through certificates entitled Benchmark 2018-B4 Mortgage Trust 2018 Commercial Mortgage Pass-Through Certificates, Series 2018-B4. Consequently, the Servicing Shift Mortgage Loans are being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of July 1, 2018 (the “Benchmark 2018-B4 PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), CWCapital Asset Management LLC, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Benchmark 2018-B4 PSA is attached hereto as Exhibit 4.7.

The servicing terms of the Benchmark 2018-B4 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated June 28, 2018 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to each Servicing Shift Mortgage Loan that is to be calculated at 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).

•	Upon either Servicing Shift Mortgage Loan becoming a specially serviced loan under the Benchmark 2018-B4 PSA, the Non-Serviced Special Servicer will earn a special servicing fee

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payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is not subject to a monthly minimum amount.

•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest) made by the related borrower after a workout. The workout fee is subject to a minimum fee of $25,000 and a $1,000,000 fee cap.

•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation. The liquidation fee is subject to a minimum fee of $25,000 and a $1,000,000 fee cap.

•	With respect to each Servicing Shift Whole Loan, the workout fee and liquidation fee referred to in the prior two bullet points are subject to an aggregate cap of $1,000,000.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:
4.7	Pooling and Servicing Agreement, dated as of July 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the Servicing Shift Whole Loans.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: July 19, 2018

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